SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 19, 2007

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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[ ]   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 19, 2007, Ruddick Corporation (the "Registrant") entered into Change-in-Control and Severance Agreements (the "CIC Agreements") with each of Thomas W. Dickson, John B. Woodlief, Frederick J. Morganthall, II, and Fred A. Jackson (the "Executives"). Each CIC Agreement will be effective from the date of execution until the termination of such Executive's employment with the Registrant or its affiliates, or until terminated by written agreement between the Registrant and the Executive.

The CIC Agreements provide that if the Executive's employment is terminated by the Registrant or its affiliates other than for cause, death, or disability, or by the Executive for good reason at any time within twenty-four (24) months following a change in control transaction, then such Executive shall receive a single lump sum payment in an amount equal to 2.99 times (two and a half (2.5) times in the case of Messrs. Morganthall and Jackson) the sum of his base salary plus bonus (as calculated pursuant to the CIC Agreements). If the Executive is terminated at any other time, other than for cause, death or disability, such Executive shall receive a single lump sum payment in an amount equal to two (2) times (one and a half (1.5) times in the case of Messrs. Morganthall and Jackson) the sum of his base salary plus bonus (as calculated pursuant to the CIC Agreements). In either instance described above the Executive shall also be entitled to receive a pro-rated portion of his accrued bonus (as calculated pursuant to the CIC Agreement), if terminated other than for cause or, in the case of a change in control transaction, by the Executive for good reason.

In addition, the CIC Agreements provide that in the event an Executive's employment is terminated by the Registrant or its affiliates either before or after a change in control other than for cause, or by the Executive for good reason, such Executive shall also be entitled to the payment of the shares, or the cash equivalent, of the restricted stock that was awarded to the Executive under the Addendum to the Ruddick Corporation 2002 Comprehensive Stock Option and Award Plan based upon the actual performance of the Registrant or its affiliates (as calculated pursuant to the CIC Agreements) up to the date of termination of such Executive's employment.

Further, pursuant to the CIC Agreements, each Executive shall be entitled to continue certain employee benefits, including medical/dental, disability and life insurance coverage, for a period of time, from 18 to 36 months (depending on the Executive and whether the separation was in connection with a change in control) following a termination by Registrant or its affiliates, other than for cause, death or disability, or by the Executive for good reason within 24 months of a change in control. An Executive may elect to waive these benefits and in lieu thereof receive a single lump sum payment, equal to Registrant's or its affiliates' costs in providing such benefits, including any related tax gross-up, if applicable. Additionally, the Executive would be entitled to receive an additional payment to cover any 280G excise tax.  However, the benefits that Messrs. Morganthall and Jackson would be entitled to resulting from a change in control could be limited if the 280G threshold is exceeded by ten percent (10%) or less.

Pursuant to the CIC Agreements, each Executive has agreed that during the term of the CIC Agreements and for a period of twenty-four (24) months thereafter, the Executive shall not directly or indirectly enter into an employment relationship or a consulting arrangement (or other economically beneficial arrangement) with a Competitor (as defined in the CIC Agreements).  In addition, each Executive has agreed not to solicit, induce or attempt to induce any employee of the Registrant or its affiliates to leave the employ of the Registrant or its affiliates or to solicit or induce or attempt to induce or interfere with the relationship between any customer, supplier, or other person or entity in a business relation with the Registrant or its affiliates during the same period. The non-solicit and non-compete provisions of the CIC Agreements do not apply to the Executive in the event the Executive's employment terminates following a change in control.

Simultaneous with the entry into the CIC Agreements described above, the Registrant amended the Ruddick Supplemental Executive Retirement Plan (the "SERP Amendment").  Pursuant to the SERP Amendment (i) the 55% target benefit was increased by 1% per year of service earned after September 30, 2007 up to a cap of 60% for service greater than 20 years for the Registrant's named executive officers to provide an incentive to long-service executives, (ii) a provision was added to create an additional service accrual for a number of years equal to 2.99 for Messrs. Dickson and Woodlief (two and a half (2.5) for Messrs. Morganthall and Jackson) if the Executive's employment is terminated by the Registrant or its affiliates other than for cause, death, or disability, or by the Executive for good reason at any time within twenty-four (24) months following a change in control transaction, and (iii) with respect to American & Efird, Inc. participants in the plan, the definition of "Final Average Earnings" was amended to be the highest three years in the participant's employment history (as opposed to the highest of the last 10 years) provided that such participant is employed at age 60.

The foregoing descriptions of the CIC Agreements and SERP Amendment do not purport to be complete and are qualified in there entirety by reference to the CIC Agreements and SERP Amendment, which are included as exhibits 10.1 to 10.5 hereto and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Thomas W. Dickson.
10.2	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. John B. Woodlief.
10.3	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Frederick J. Morganthall, II.
10.4	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Fred A. Jackson.
10.5	Ruddick Supplemental Executive Retirement Plan, Amendment No. 2 dated September 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:       /s/ JOHN B. WOODLIEF
                                                                                   John B. Woodlief
                                                                                   Vice President - Finance and Chief
                                                                                       Financial Officer

Dated:  September 21, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Thomas W. Dickson.
10.2	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. John B. Woodlief.
10.3	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Frederick J. Morganthall, II.
10.4	Change-in-Control and Severance Agreement dated September 19, 2007 between the Registrant and Mr. Fred A. Jackson.
10.5	Ruddick Supplemental Executive Retirement Plan, Amendment No. 2 dated September 19, 2007.